Filed Pursuant to Rule 497(a)
File No. 333-231738
Rule 482 AD

OFS Credit Company, Inc. Commences Rights Offering

CHICAGO, ILLINOIS - August 5, 2019 - OFS Credit Company, Inc. (the “Company”) announced today the commencement of a non-transferable rights offering to subscribe for up to 1,254,000 shares of the Company’s common stock (the “Offering”) to its stockholders of record (“Record Date Stockholders”) on July 31, 2019 (the “Record Date”). Record Date Stockholders will receive one non-transferable right for each outstanding share of common stock owned on the Record Date. The rights entitle the holders to purchase one new share of common stock for every two rights held. The subscription price for the common stock offered in the Offering is $16.50 per share. The Offering will expire on August 23, 2019 at 5:00 p.m., New York City time, unless the Offering is extended by the Company.

The rights are non-transferable and are not listed for trading on the Nasdaq Capital Market or any other stock exchange. The rights may not be purchased or sold and there is no market for trading the rights. The shares of common stock to be issued pursuant to the Offering will be listed for trading on the Nasdaq Capital Market under the symbol “OCCI.” Record Date Stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company’s common stock, if any, which were not subscribed for by other Record Date Stockholders.

Important Dates:
Record Date:	July 31, 2019
Subscription Period:	from August 5, 2019 to August 23, 2019	(1)
Expiration Date:	August 23, 2019	(1)
(1) Unless the Offering is extended.

Affiliates of OFS Capital Management, LLC, investment adviser to the Company (the “Affiliates”), currently own approximately 13.1% of the Company’s common stock. The Affiliates intend to fully exercise all rights issued to them in connection with the Offering.

The Company plans to use the net proceeds from this Offering to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), has been selected by the Company to act as the dealer manager for the Offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing, including the dilutive effect this offering will have on the Company’s net asset value per share and the dividends per share the Company will be able to distribute subsequent to completion of the Offering. This information can be found in the Company’s prospectus dated August 5, 2019 (the “Prospectus”). An investor should carefully read the Company’s Prospectus before investing.

How to Obtain Subscription Information

•	Contact your broker-dealer, trust company, bank or other nominee where your rights are held, or

•	Contact the information agent, D.F. King & Co., Inc., toll-free at (866) 416-0553. Broker-dealers and nominees may call (212) 269-5550.
How to Subscribe

•	Deliver a completed subscription certificate and payment to the subscription agent, American Stock Transfer & Trust Company, LLC, by the expiration date of the rights offering.

A registration statement relating to the above-referenced securities has been filed with the Securities and Exchange Commission (“SEC”) and has been declared effective.

The Offering may be made only by means of the Prospectus, copies of which may be obtained by writing Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com; copies may also be obtained, when available, by visiting EDGAR on the SEC’s website, at www.sec.gov.

The information in this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About OFS Credit Company, Inc.

The Company is a non-diversified, closed-end management investment company. The Company’s investment objective is to generate current income, with a secondary objective to generate capital appreciation primarily through investment in collateralized loan obligation equity and debt securities. The Company's investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 19402 and headquartered in Chicago, Illinois, with additional offices in New York and Los Angeles.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. The Company undertakes no duty to update any forward-looking statements made herein.

INFORMATION AGENT FOR THE OFFERING:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Toll-free: (866) 416-0553

INVESTOR RELATIONS:
Steve Altebrando
646-652-8473
saltebrando@ofsmanagement.com
http://www.ofscreditcompany.com

MEDIA RELATIONS:
Bill Mendel
212-397-1030
bill@mendelcommunications.com

2   Registration does not imply a certain level of skill or training